Transamerica Small Cap Core
Summary Prospectus March 1, 2020, as revised March 16, 2020

Class R (TCCRX)	Class R4 (TCCFX)	Class I3 (TCCTX)
Thank you for being a valued Transamerica shareholder. This Summary Prospectus will provide you with updated information about your investment in the fund.
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at www.transamerica.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of additional information, both dated March 1, 2020, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2019, are incorporated by reference into this summary prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary or, if you are a direct shareholder with the fund, by calling 1-888-233-4339.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports for the fund held through that intermediary. If you are a direct shareholder with the fund, you can call 1-888-233-4339 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Transamerica funds held directly with the fund complex.
Investment Objective: Seeks long term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Class:	R	R4	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	R	R4	I3
Management fees	0.83%	0.83%	0.83%
Distribution and service (12b-1) fees	0.50%	0.25%	None
Other expenses	0.11%	0.11%	0.11%
Total annual fund operating expenses	1.44%	1.19%	0.94%
Fee waiver and/or expense reimbursement[1]	0.00%	0.09%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.44%	1.10%	0.94%
1	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2021 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.50% for Class R shares, 1.10% for Class R4 shares and 0.95% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2021 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’ total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.
Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM's agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class R	$147	$456	$787	$1,724
Class R4	$112	$369	$646	$1,435
Class I3	$ 96	$300	$520	$1,155
Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance.

During the most recent fiscal year, the portfolio turnover rate for the fund was 94% of the average value of its portfolio.
Principal Investment Strategies: The fund normally invests primarily in stocks of companies with small market capitalizations which, in the opinion of the fund’s sub-adviser, Systematic Financial Management, L.P. (the “sub-adviser”), present an opportunity for significant increases in value, without consideration for current income. Under normal circumstances, the sub-adviser invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies with small market capitalizations (or small-cap companies) and other investments with similar economic characteristics. The sub-adviser considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000® Index1 over time. On December 31, 2019, the market capitalizations of companies in the Russell 2000® Index ranged from $13 million to $8.3 billion. Over time, the capitalizations of the companies in the Russell 2000® Index will change. As they do, the size of the companies in which the fund invests may change.
The fund may invest in American Depositary Receipts (“ADRs”) and/or foreign securities trading on U.S. exchanges, which generally stay under 10% of fund assets. It will not trade securities on a non-U.S. exchange. The fund may also invest in real estate investment trusts (“REITs”). Investment in derivatives, futures and swaps are not permitted.
Portfolio construction and management are rules-based. Generally, securities are purchased and sold when they meet defined ranking levels. Companies in the fund are also sold if they fall outside the general market capitalization range of the Russell 2000® Index. The fund is rebalanced periodically with securities qualifying for purchase or sale added or removed at such time. This process yields a fund with exposure to all economic sectors through approximately equally weighted positions in about 250 to 400 companies. The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the fund's performance, including those described below. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this fund.
Market – The market prices of the fund's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by the fund fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters and other circumstances in one country or region could be highly disruptive to, and have profound impacts on, global economies or markets. During periods of market disruption, the fund's exposure to the risks described elsewhere in this summary will likely increase. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected.
Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the fund.
Small Capitalization Companies – The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because,
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. The prices of securities of small capitalization companies generally are more volatile than those of larger capitalization companies and are more likely to be adversely affected than larger capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. Equity securities may have greater price volatility than other asset classes, such as fixed income securities. The value of equity securities fluctuates based on changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline. If the fund holds equity securities in a company that becomes insolvent, the fund’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company, and the fund may lose its entire investment in the company.
Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. As a general matter, a reduction in the willingness or ability of dealers and other institutional investors to make markets in fixed income securities may result in even less liquidity in certain markets. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of less liquid or illiquid securities for an extended period (for example, several weeks or even longer), and such sale may involve additional costs. Liquidity of particular investments, or even an entire market segment, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.
Valuation – The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. The fund’s investment strategies may not work as intended or otherwise fail to produce the desired results. Any of these things could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution. During periods of market volatility, active trading may be more pronounced.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be impacted by changes in the issuer’s local currency. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A fund may be unable or may choose not to hedge its foreign currency exposure.
Depositary Receipts – Depositary receipts are generally subject to the same risks that the foreign securities that they evidence or into which they may be converted are, and they may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Investments by Affiliated Funds and Unaffiliated Funds – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica and/or parties not affiliated with Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs and could also accelerate the realization of taxable capital gains in the fund. In addition, sizeable redemptions could cause the fund’s total expenses to increase.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.
Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as a comparison to a secondary index.
The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds, including Transamerica Partners Institutional Small Core (the “predecessor fund”), on March 10, 2017, and the predecessor fund was the accounting and performance survivor of the reorganizations. This means that the predecessor fund's financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the annual operating expenses of Class R4 shares.
Absent any applicable fee waivers and/or expense limitations, performance would have been lower.
In the “10 Years or Since Inception” column of the table, returns are shown for ten years or since inception of the share class, whichever is less. Index returns are for ten years.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.
Prior to June 28, 2013, the predecessor fund had different sub-advisers, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to those previous sub-advisers.

Annual Total Returns (calendar years ended December 31) - Class R4
	Quarter Ended	Return
Best Quarter:	12/31/2010	16.67%
Worst Quarter:	12/31/2018	-20.38%

Average Annual Total Returns (periods ended December 31, 2019)
	1 Year	5 Years	10 Years or Since Inception	Inception Date
Class R4				09/11/2000
Return before taxes	14.78%	3.06%	8.86%
Return after taxes on distributions	14.59%	2.16%	8.28%
Return after taxes on distributions and sale of fund shares	8.89%	2.18%	7.12%
Class R (Return before taxes only)	14.45%	N/A	1.77%	03/10/2017
Class I3 (Return before taxes only)	14.98%	N/A	2.29%	03/10/2017
Russell 2000® Index[1] (reflects no deduction for fees, expenses or taxes)	25.52%	8.23%	11.83%
S&P 500® (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
1 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Systematic Financial Management, L.P. Portfolio Manager:
Kenneth Burgess, CFA	Portfolio Manager	since 2020
Eoin E. Middaugh, CFA	Portfolio Manager	since 2013
Purchase and Sale of Fund Shares: Shares of the fund are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans and IRAs. Shares may be purchased by these investors through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Shares of the fund are also available to other investors, including endowment funds and foundations, any state, county or city, or its instrumentality, department, authority or agency, and accounts registered to insurance companies, trust companies and bank trust departments. Such investors may purchase shares in the fund through the transfer agent directly. You may purchase shares of the fund on any day the New York Stock Exchange is open for business. Requests to purchase shares for the fund should be mailed to Transamerica
Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. Participants in retirement plans administered by Transamerica Retirement Solutions should contact Transamerica Retirement Solutions at 1-800-755-5801 for additional information. If you would like to purchase shares in a fund by a wire transfer, please call 1-888-233-4339 for wire transfer instructions. You buy and redeem shares at the fund’s next-determined net asset value (“NAV”) after receipt of your request in good order. There is no minimum investment for eligible retirement plans investing in Class R shares. The minimum initial investment for Class R4 shares is $5,000. There is no minimum for subsequent investments in Class R or R4 shares. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.
Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer. Requests to redeem shares of the fund should be mailed to Transamerica Fund Services, Inc., P.O. Box 219945, Kansas City, MO 64121-9945. You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.
Class I3 shares are only available to certain funds of funds, registered and unregistered insurance company separate accounts and collective investment trusts. Class I3 shares do not have a minimum initial investment for those that qualify for the share class or a minimum subsequent investment amount.
Tax Information: Fund distributions may be taxable as ordinary income, qualified dividend income, or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary, the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
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